UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 April 22, 2005

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

               Utah                                 87-0500306

  (State or other jurisdiction of          (IRS Employer Identification

          incorporation)                              Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable








Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)


[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On April 22, 2005, USANA Health Sciences, Inc. issued a press release announcing an increase in the authorized dollar amount for additional repurchases of the Company's common stock from $4.1 million to $10 million. The release also announced that share repurchases will be made from time-to-time, in the open market, through block trades or otherwise, and will be funded with internally generated cash. A copy of the press release is furnished herewith as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.


Item 9.01         Financial Statements and Exhibits (furnished herewith)

                  (c)      Exhibits

Exhibit 99.1 Press release issued by USANA Health Sciences, Inc. dated April 22, 2005


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             USANA HEALTH SCIENCES, INC.

                             By:  /s/ Gilbert A. Fuller
                                  ---------------------
                                  Gilbert A. Fuller, Chief Financial Officer

Date: April 25, 2005


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